                              STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT effective as of
          ______________________ ("Grant Date"), between CinemaStar
          Luxury Theaters, Inc., a California corporation (the
          "Company"), and ____________________, (the "Participant").

     WHEREAS, the Company desires, by affording the Participant an opportunity to purchase shares of the Company's Common Stock as hereinafter provided, to carry out the purposes of the CinemaStar Luxury Theaters, Inc. Stock Option Plan (the "Plan");

     WHEREAS, the Committee has duly made all determinations necessary or appropriate to the grants hereunder; and

     WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning given such term in the Plan.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

 1.  GRANT OF OPTION.

     (a) The Company hereby grants to the Participant, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase _____________ shares of the Common Stock of the Company ("Option Shares") on the terms and conditions herein set forth.

     (b) For each of the Option Shares purchased, the Participant shall pay to the Company $_____________ per share (the "Option Price"). Accordingly, the aggregate Option Price to exercise all of the Option is $_____________ ("Aggregate Option Price").

     (c) Options shall be exercisable in accordance with the following schedule: [to come]

     (d) The Option granted hereunder is designated as a Nonqualified Stock Option. Nevertheless, the Company shall pay Participant a bonus, in the year(s) Participant exercises the Option equal to the difference in the amount of federal income tax the Participant is required to pay upon such exercise and the amount Participant would have been required to pay upon such exercise if the Option had been an Incentive Stock Option.

     (e)   The Company shall not be required to issue any fractional Option
Shares.

2.   EXERCISE.

     The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her guardian or legal representative), and after the Participant's death only by a Representative. The Option may be exercised only by the delivery to the Company of a properly completed written notice, in form satisfactory to the Committee, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Manner of payment of the Option Price shall be determined by the Committee at the time of exercise, in its sole discretion. If any part of the payment of the Option Price is made in shares of Common Stock, such shares shall be valued by using their Fair Market Value as of their date of delivery. Prior to the issuance of Common Stock upon exercise, and as a condition thereto, Participant shall enter into an Exercise Agreement in the form attached as EXHIBIT A hereto.

     The Option shall not be exercised unless there has been compliance with all the preceding provisions of this Paragraph 2, and, for all purposes of this Stock Option Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements.

 3.  PAYMENT OF WITHHOLDING TAXES.

     If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan.

 4.  REQUIREMENTS OF LAW; REGISTRATION AND TRANSFER REQUIREMENTS.

     The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. This Option and each and every obligation of the Company hereunder are subject to the requirement that the Option may not be exercised or performed, in whole or in part, unless and until the Option Shares are listed, registered or qualified, properly marked with a legend or other notation, or otherwise restricted, as is provided for in the Plan.

5.   PLAN.

     Notwithstanding any other provision of this Stock Option Agreement, the Option is granted pursuant to the Plan, as in effect on the date hereof, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no amendment to either the Plan or this Stock Option

Agreement shall deprive the Participant, without the Participant's consent, of the Option or of any of Participant's rights under this Stock Option Agreement. The interpretation and construction by the Committee of the Plan, this Stock Option Agreement, the Option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Participant or any other person or entity then entitled to exercise the Option.

     Participant hereby acknowledges receipt of a copy of the Plan.

6.   SHAREHOLDER RIGHTS.

     Until the Option shall have been duly exercised to purchase such Option Shares and such shares have been officially recorded as issued on the Company's official shareholder records, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares, and adjustments for dividends or otherwise shall be made only if the record date therefor is subsequent to the date such shares are recorded and after the date of exercise and without duplication of any adjustment.

7.   EMPLOYMENT RIGHTS.

     No provision of this Stock Option Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or its Affiliates to Terminate the Employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

8.  DISCLOSURE RIGHTS.

    The Company shall have no duty or obligation to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of an Option or the Company's purchase of Common Stock in accordance with the terms of this Stock Option Agreement.

9.   GOVERNING LAW.

     This Stock Option Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California (other than its laws respecting choice of law).

10.  ENTIRE AGREEMENT.

     This Stock Option Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

11.  AMENDMENT.

     Any amendment to this Stock Option Agreement shall be in writing and signed by the Company and the Participant.

12.  WAIVER; CUMULATIVE RIGHTS.

     The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

13.  COUNTERPARTS.

     This Stock Option Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

14.  NOTICES.

     Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the President of the Company, 431 College Boulevard, Oceanside, California 92057-5435, and the Participant at his address as shown on the Company's payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

15.  HEADINGS.

     The headings contained in this Stock Option Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Stock Option Agreement.

16.  SEVERABILITY.

     If any provision of this Stock Option Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Stock Option Agreement shall be construed as if such invalid or unenforceable provision were omitted.

17.  SUCCESSORS AND ASSIGNS.

     This Stock Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Participant or a Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant's or the Representative's heirs, legal representatives and successors.

18.  CONDITIONAL GRANT.

     This Option is granted upon the conditions and the Option Shares hereunder shall be forfeited unless each and any person who is a spouse of the Participant at any time on or after the Grant Date (including any person who becomes a spouse after the Grant Date) executes a Consent of Spouse in the form attached as EXHIBIT B hereto, unless the Committee shall waive either such condition.

     IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all effective as of the day and year first above written.

                              CINEMASTAR LUXURY THEATERS, INC.


                              By:
                                  ---------------------------------

                                   Its:
                                       ----------------------------

                              PARTICIPANT:


                              -------------------------------------

                                    EXHIBIT A














                                 EXERCISE AGREEMENT
                       FOR EXERCISING STOCK OPTION GRANTED

                                    UNDER THE

               CINEMASTAR LUXURY THEATERS, INC. STOCK OPTION PLAN

                                  INSTRUCTIONS

                      FOR EXERCISING STOCK OPTION GRANTED
                                    UNDER THE
               CINEMASTAR LUXURY THEATERS, INC. STOCK OPTION PLAN



GENERAL:

     In order to exercise your Option granted under the CinemaStar Luxury Theaters, Inc. Stock Option Plan ("Plan") pursuant to your Stock Option Agreement, please complete and sign the attached Exercise Agreement ("Exercise Agreement"). On the Exercise Agreement, you should indicate the manner in which you will pay (1) the exercise price of the Option ("Option Price") and (2) any required withholding taxes, which manner shall be acceptable to the Committee in its sole discretion.

     Participants who are directors of the Company, who are officers of the Company subject to the provisions of Section 16 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and/or who beneficially own (as defined in rules issued under such Section 16) over ten percent of the outstanding Shares of the Company (collectively the "Insiders"), are subject to the reporting and short-swing profits recapture rules under such Section
16. Therefore, before exercising any Stock Options or making any other elections or transactions with respect to Stock Options (and stock acquired upon exercise thereof) under the Plan, these participants should consult with their legal advisors regarding the Section 16 implications.

     If you have any questions regarding this Exercise Agreement, please contact _____________________________.

ENDORSEMENT:

1. Cash: If you are paying the Option Price or arranging for payment of tax withholding by certified check or casher's check, checks should be made payable to _______________________________________________.

2. Stock Certificate: If you are paying the Option Price or arranging for payment of tax withholding by delivering a stock certificate the stock certificate should be properly endorsed as follows.

     a. The record holder of the stock certificate being surrendered should sign and date the stock certificate on the reverse side. The signature should correspond exactly (including misspellings) with the name shown on the front side of the stock certificate.

          - If the stock certificate being surrendered is held of record in joint tenancy, both joint tenants must sign.

          - If the endorsement is by a corporation or by a person acting in a fiduciary or other representative capacity, proper evidence of the authority of the person making the endorsement should be included with the stock certificate being surrendered.

     b. If the stock certificate being surrendered represents a larger number of shares of Common Stock than are being surrendered as the Option Price (i.e., having a Fair Market Value on the date the Option is exercised in excess of the Option Price), indicate on the reverse side of the stock certificate the number of shares of Common Stock being transferred to the Company pursuant to the exercise of the Option. A new certificate representing any excess shares of Common Stock will be issued in the name appearing on the surrendered stock certificate and delivered to you by the transfer agent for the Company.

     c. The method of delivery of a stock certificate representing Common Stock is at the option and risk of the holder of such certificates. If a stock certificate is sent by mail, insured registered mail is recommended.

DEFINED TERMS:

     Each term defined in the Plan or a Stock Option Agreement shall, when capitalized herein, have the same meaning for the purpose of this Exercise Agreement as given to it in the Plan or the Stock Option Agreement. The Plan and the Stock Option Agreement shall control if there is any conflict between the Plan (or the Stock Option Agreement) and this Exercise Agreement, and as to all matters not provided in this Exercise Agreement.

                                  EXERCISE AGREEMENT


     This Exercise Agreement is made by and between CinemaStar Luxury Theaters, Inc. ("Company") and ___________________________ ("Participant").
The Participant entered into a Stock Option Agreement, dated
__________________, in accordance with the CinemaStar Luxury Theaters, Inc. Stock Option Plan ("Plan").

     The Participant desires to exercise the Option on the following terms and conditions:

     1. GENERAL. Each term defined in the Plan or a Stock Option Agreement shall, when capitalized herein, have the same meaning for the purpose of this Exercise Agreement as given to it in the Plan or the Stock Option Agreement. The Plan and the Stock Option Agreement shall control if there is any conflict between the Plan (or the Stock Option Agreement) and this Exercise Agreement, and as to all matters not provided in this Exercise Agreement.

     2. EXERCISE. Subject to the terms of this Exercise Agreement, the Participant hereby elects to exercise the Option with respect to _________ Option Shares at the Option Price of $_________ per Option Share (as set forth in the Stock Option Agreement). The exercise pursuant hereto shall reduce the number of shares subject to the Stock Option Agreement by the same amount.

     3. CONSIDERATION. The Option Shares to be received pursuant to this Exercise Agreement are being transferred in consideration for (PLEASE CHECK THE APPLICABLE OPTION PAYMENT PROVISION):

     a. ___ cash in the amount of $_________ (the Option Price). Enclosed herewith is a / / certified check or / / cashier's check for this amount.

     b. ___ delivery of valid and enforceable stock certificate(s) representing shares of Common Stock and endorsed for transfer to the Company, in accordance with the Instructions accompanying this Exercise Agreement.

     c. ___ the Company reducing the number of Option Shares to be issued and delivered to the Participant upon such exercise.

     d. ___ cash by a broker-dealer to whom the holder of the Option has submitted an irrevocable notice of exercise.

     e. ___ any combination of (a), (b), (c) or (d) having an aggregate Fair Market Value equal to the aggregate Option Price.

               Describe any combination: ____________________________________
               ____________________________________________________________
               ___________________________________________________________.

     4. WITHHOLDING. Because the Company is obligated to withhold an amount presently or an estimated amount in the future on account of any tax (including employment taxes) imposed as a result of the exercise of this Option, the Participant does hereby (PLEASE CHECK THE APPLICABLE TAX WITHHOLDING PROVISION):

     a. ___ request that the Company withhold and not transfer or issue to the Participant by virtue of this exercise, that number of Option Shares having an aggregate Fair Market Value equal to the Company's federal, state or local tax withholding obligations with respect to the exercise of the Option.

     b. ___ (if the Participant is an employee of the Company as of the date hereof) authorize the Company to withhold from my future paychecks such amounts, in addition to any other amounts to be withheld from such paychecks, equal to the Company's federal, state or local tax withholding obligations with respect to the exercise of the Option.

     c. ___ deliver a certified check or cashier's check to the Company equal to the Company's federal, state or local tax withholding obligations with respect to the exercise of the Option, as reported to the Participant by the Company.

     5. RESOLUTION OF DISPUTE. Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation or construction of this Exercise Agreement shall be determined by the Committee, or in the event the Plan shall at the time be administered by the Board of Directors of the Company (or any successor corporation), then by such Board of Directors. Any such determination made hereunder shall be final, binding and conclusive for all purposes.

     6. RULE 144 SALES. If any Insider wishes to dispose of any Option Shares in accordance with Rule 144 under the Act or otherwise, the Insider shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

     7. PLAN. The Participant represents and warrants that he or she has received a copy of the Plan.

     8. SUCCESSORS AND ASSIGNS. This Exercise Agreement shall inure to the benefit of and be binding upon each successor and assignee of the Participant and the Company.

     9. CHOICE OF LAWS. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State pursuant to which the Plan and Stock Option Agreement shall be governed and construed.

    10. ENTIRE EXERCISE AGREEMENT. This Exercise Agreement, together with the Plan and the Stock Option Agreement, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this exercise of your Option.

    11. PRIOR AFFIRMATION. The Participant represents, warrants and affirms all matters to which he represented, warranted or affirmed in the Stock Option Agreement, and nothing in this Exercise Agreement shall derogate the Participant's representations, warranties or affirmations in the Stock Option Agreement.

                                   CINEMASTAR LUXURY THEATERS, INC.

PARTICIPANT:

                                   By:
                                      ----------------------------------
                                       Title:
----------------------------                  --------------------------

                                    EXHIBIT B

              CONSENT OF SPOUSE (FOR COMMUNITY PROPERTY STATES ONLY)

     I am the spouse of the Participant, and I acknowledge that I have read the Stock Option Agreement and the Plan and know their contents. I understand and agree that the Option and the Option Shares, including my community property interest in them, are subject to the terms and conditions of the Stock Option Agreement and the Plan, which shall be controlling in all events and binding upon me. I hereby consent to the terms of the Stock Option Agreement and the Plan and to their application to my community property interest in the Option and in the Option Shares.

     I further grant my spouse, the Participant, an irrevocable Power of Attorney to execute any documents which may be required or appropriate in connection with or under this Stock Option Agreement or the Plan, including, but not limited to, a notice of exercise and withholding form with respect to any transfers of shares. This Power of Attorney is coupled with an interest and shall be irrevocable and survive my death or incapacity, and any action by my spouse shall be binding on my estate, executor, heirs and assigns.

DATED:                     ,
      ---------------------  -----      -----------------------------------

STATE OF ________________)
                         ) SS:
COUNTY OF _______________)



     On the __ day of __________________________, ____, _______________________
appeared before me and acknowledged and executed the foregoing instrument.


                                   -----------------------------------
                                        NOTARY PUBLIC

                                   My commission expires:
                                                          ------------